Ex.12.D

STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On December 18, 2014 the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on December 8, 2014. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	%
Net Investment Income	0.1778	98.77%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0022	1.23%
Total (per common share)	0.1800	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	%
Net Investment Income	0.1778	98.77%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0022	1.23%
Total (per common share)	0.1800	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that is has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of

1 The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2014.

capital may occur when some of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	11.64%
Cumulative Distribution Rate as a Percentage of NAV*	0.97%
Cumulative Total Return as a Percentage of NAV**	6.09%
Average Annual Total Return***	3.34%

^ Based on the Fund’s NAV as of November 30, 2014 and the December 18, 2014 distribution.

*Based on the Fund’s NAV as of November 30, 2014 and includes distributions through December 18, 2014

** Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2013 through November 30, 2014, the Fund’s most recently completed fiscal year.

***Annualized change in the NAV per common share including distributions paid and assuming reinvestment of these distributions from inception (December 22, 2010) to November 30, 2014.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On January 29, 2015 the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on January 16, 2015. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	%
Net Investment Income	0.1559	86.59%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0241	13.41%
Total (per common share)	0.1800	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	%
Net Investment Income	0.3337	92.69%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0263	7.31%
Total (per common share)	0.3600	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of

1 The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2014.

capital may occur when some of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	12.80%
Cumulative Distribution Rate as a Percentage of NAV*	2.13%
Cumulative Total Return as a Percentage of NAV**	(8.00%)
Average Annual Total Return***	1.15%

^ Based on the Fund’s NAV as of December 31, 2014 and the January 29, 2015 distribution.

*Based on the Fund’s NAV as of December 31, 2014 and includes distributions through January 29, 2015.

** Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2014 through December 31, 2014.

***Annualized change in the NAV per common share including distributions paid and assuming reinvestment of these distributions from inception (December 22, 2010) to December 31, 2014.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On February 26, 2015 the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on February 13, 2015. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	%
Net Investment Income	0.1614	89.67%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0186	10.33%
Total (per common share)	0.1800	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	%
Net Investment Income	0.4951	91.69%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0449	8.31%
Total (per common share)	0.5400	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of

1 The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2014.

capital may occur when some of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	13.27%
Cumulative Distribution Rate as a Percentage of NAV*	3.32%
Cumulative Total Return as a Percentage of NAV**	(10.23%)
Average Annual Total Return***	0.53%

^ Based on the Fund’s NAV as of January 31, 2015 and the February 26, 2015 distribution.

*Based on the Fund’s NAV as of January 31, 2015 and includes distributions through February 26, 2015.

** Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2014 through January 31, 2015.

***Annualized change in the NAV per common share including distributions paid and assuming reinvestment of these distributions from inception (December 22, 2010) to January 31, 2015.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On March 26, 2015 the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on March 16, 2015. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	%
Net Investment Income	0.1638	91.00%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0162	9.00%
Total (per common share)	0.1800	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	%
Net Investment Income	0.6589	91.51%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0611	8.49%
Total (per common share)	0.7200	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of

1 The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2014.

capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	12.86%
Cumulative Distribution Rate as a Percentage of NAV*	4.29%
Cumulative Total Return as a Percentage of NAV**	(6.35%)
Average Annual Total Return***	1.54%

^ Based on the Fund’s NAV as of February 28, 2015 and the March 26, 2015 distribution.

*Based on the Fund’s NAV as of February 28, 2015 and includes distributions through March 26, 2015.

** Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2014 through February 28, 2015.

***Annualized change in the NAV per common share including distributions paid and assuming reinvestment of these distributions from inception (December 22, 2010) to February 28, 2015.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On April 30, 2015 the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on April 20, 2015. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	%
Net Investment Income	0.1552	86.22%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0248	13.78%
Total (per common share)	0.1800	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	%
Net Investment Income	0.8141	90.46%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0859	9.54%
Total (per common share)	0.9000	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of

1 The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2014.

capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	13.33%
Cumulative Distribution Rate as a Percentage of NAV*	5.56%
Cumulative Total Return as a Percentage of NAV**	(8.59%)
Average Annual Total Return***	0.94%

^ Based on the Fund’s NAV as of March 31, 2015 and the April 30, 2015 distribution.

*Based on the Fund’s NAV as of March 31, 2015 and includes distributions through April 30, 2015.

** Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2014 through March 31, 2015.

***Annualized change in the NAV per common share including distributions paid and assuming reinvestment of these distributions from inception (December 22, 2010) to March 31, 2015.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On May 28, 2015 the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on May 15, 2015. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	%
Net Investment Income	0.1617	89.83%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0183	10.17%
Total (per common share)	0.1800	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	%
Net Investment Income	0.9758	90.35%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.1042	9.65%
Total (per common share)	1.080	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of

1 The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2014.

capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	12.57%
Cumulative Distribution Rate as a Percentage of NAV*	6.28%
Cumulative Total Return as a Percentage of NAV**	(1.97%)
Average Annual Total Return***	2.55%

^ Based on the Fund’s NAV as of April 30, 2015 and the May 28, 2015 distribution.

*Based on the Fund’s NAV as of April 30, 2015 and includes distributions through May 28, 2015.

** Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2014 through April 30, 2015.

***Annualized change in the NAV per common share including distributions paid and assuming reinvestment of these distributions from inception (December 22, 2010) to April 30, 2015.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On September 24, 2015 the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on September 14, 2015. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	%
Net Investment Income	0.1633	90.72%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0167	9.28%
Total (per common share)	0.1800	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	%
Net Investment Income	1.6791	93.28%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.1209	6.72%
Total (per common share)	1.8000	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of

1 The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2014.

capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	14.78%
Cumulative Distribution Rate as a Percentage of NAV*	12.32%
Cumulative Total Return as a Percentage of NAV**	(12.55%)
Average Annual Total Return***	(0.10%)

^ Based on the Fund’s NAV as of August 31, 2015 and the September 30, 2015 distribution.

*Based on the Fund’s NAV as of August 31, 2015 and includes distributions through September 30, 2015

** Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2014 through August 31, 2015.

***Annualized change in the NAV per common share including distributions paid and assuming reinvestment of these distributions from inception (December 22, 2010) to August 31, 2015.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On October 29, 2015 the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on October 19, 2015. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	%
Net Investment Income	0.1684	93.56%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0116	6.44%
Total (per common share)	0.1800	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	%
Net Investment Income	1.8475	93.31%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.1325	6.69%
Total (per common share)	1.9800	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of

1 The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2014.

capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	15.64%
Cumulative Distribution Rate as a Percentage of NAV*	14.34%
Cumulative Total Return as a Percentage of NAV**	(16.15%)
Average Annual Total Return***	(0.97%)

^ Based on the Fund’s NAV as of September 30, 2015 and the October 31, 2015 distribution.

*Based on the Fund’s NAV as of September 30, 2015 and includes distributions through October 31, 2015.

** Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2014 through September 30, 2015.

***Annualized change in the NAV per common share including distributions paid and assuming reinvestment of these distributions from inception (December 22, 2010) to September 30, 2015.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

STONE HARBOR EMERGING MARKETS INCOME FUND

Notification of Sources of Distribution

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On November 19, 2015 the Stone Harbor Emerging Markets Income Fund (NYSE: EDF) (the “Fund”), a closed-end fund, will pay a monthly distribution on its common stock of $0.18 per share to shareholders of record at the close of business on November 9, 2015. The Fund, acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Trustees, adopted a managed distribution policy under which the Fund may utilize capital gains, where applicable, as part of regular monthly cash distributions to its shareholders. This policy gives the Fund greater flexibility to realize capital gains and to distribute those gains to shareholders.

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year-to-date from the sources indicated in the table. In addition, the table shows the percentages of the total distribution amount per share attributable to (i) net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source. These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:
	Per Share ($)	%
Net Investment Income	0.1587	88.17%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.0213	11.83%
Total (per common share)	0.1800	100.00%

Fiscal Year-to-Date Cumulative Distributions from[1]:
	Per Share ($)	%
Net Investment Income	2.0062	92.88%
Net Realized Short-Term Capital Gains	0.0000	0.00%
Net Realized Long-Term Capital Gains	0.0000	0.00%
Return of Capital or other Capital Source	0.1538	7.12%
Total (per common share)	2.1600	100.00%

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution policy.

The Fund estimates that it has distributed more than its income and net realized capital gains, therefore, a portion of your distribution may be a return of capital. A return of

1 The Fund’s fiscal year is December 1 to November 30. Information shown is for the period beginning December 1, 2014.

capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last day of the month prior to distribution declaration date.

Fund Performance & Distribution Information

Annualized Distribution Rate as a Percentage of NAV^	14.66%
Cumulative Distribution Rate as a Percentage of NAV*	14.66%
Cumulative Total Return as a Percentage of NAV**	(9.40%)
Average Annual Total Return***	0.64%

^ Based on the Fund’s NAV as of October 30, 2015 and the November 30, 2015 distribution.

*Based on the Fund’s NAV as of October 30, 2015 and includes distributions through November 30, 2015.

** Cumulative Total Return is the percentage change in the Fund’s NAV including distributions paid and assuming reinvestment of these distributions for the period December 1, 2014 through October 30, 2015.

***Annualized change in the NAV per common share including distributions paid and assuming reinvestment of these distributions from inception (December 22, 2010) to October 30, 2015.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

The Fund’s Board of Trustees reviews the amount of any distributions made pursuant to the Fund’s distribution policy and considers the income earned and capital gain realized by the Fund, as well as the Fund’s available capital. The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration, among other things, the Fund’s net asset value and market conditions. The Fund’s distribution policy is subject to modification, suspension or termination by the Board of Trustees at any time, which could have an adverse effect on the market price of the Fund’s shares. The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.